Income Taxes and Accounting for Uncertainty in Income Taxes	12 Months Ended
Dec. 31, 2010
Income Taxes and Accounting for Uncertainty in Income Taxes
Income Taxes and Accounting for Uncertainty in Income Taxes

8.     Income Taxes and Accounting for Uncertainty in Income Taxes

Income Taxes

Our income tax policy is to record the estimated future tax effects of temporary differences between the tax bases of assets and liabilities and amounts reported on our Consolidated Balance Sheets, as well as probable operating loss, tax credit and other carryforwards. Deferred tax assets are offset by valuation allowances when we believe it is more likely than not that net deferred tax assets will not be realized. We periodically evaluate our need for a valuation allowance. Determining necessary valuation allowances requires us to make assessments about historical financial information as well as the timing of future events, including the probability of expected future taxable income and available tax planning opportunities.

As of December 31, 2010, we had no net operating loss carryforwards (“NOLs”) for federal income tax purposes and $1 million of NOL benefit for state income tax purposes. The state NOLs begin to expire in the year 2020.  In addition, there are $8 million of tax benefits related to credit carryforwards which are offset by a valuation allowance.  The credit carryforwards begin to expire in the year 2022.

DDBS and its domestic subsidiaries join with DISH in filing U.S. consolidated federal income tax returns and, in some states, combined or consolidated returns. The federal and state income tax provisions or benefits recorded by DDBS are generally those that would have been recorded if DDBS and its domestic subsidiaries had filed returns as a consolidated group independent of DISH. Cash is due and paid to DISH based on amounts that would be payable based on DDBS consolidated or combined group filings. Amounts are receivable from DISH on a basis similar to when they would be receivable from the IRS or other state taxing authorities. The amounts paid to DISH during the years ended December 31, 2010, 2009 and 2008 were $429 million, $400 million and $602 million, respectively.

The components of the (provision for) benefit from income taxes are as follows:

	For the Years Ended December 31,
	2010	2009	2008
	(In thousands)
Current (provision) benefit:
Federal	$(286,491)	$(360,974)	$(459,864)
State	(68,962)	(44,399)	(56,837)
Foreign	—	(78)	—
	(355,453)	(405,451)	(516,701)
Deferred (provision) benefit:
Federal	(195,869)	38,828	(156,589)
State	18,711	789	(19,354)
Decrease (increase) in valuation allowance	(5,701)	(7,104)	(4,302)
	(182,859)	32,513	(180,245)
Total benefit (provision)	$(538,312)	$(372,938)	$(696,946)

The actual tax provisions for 2010, 2009 and 2008 reconcile to the amounts computed by applying the statutory Federal tax rate to income before taxes as follows:

	For the Years Ended December 31,
	2010	2009	2008
	% of pre-tax (income)/loss
Statutory rate	(35.0)	(35.0)	(35.0)
State income taxes, net of Federal benefit	(2.5)	(3.4)	(2.6)
Stock option compensation	0.3	(0.2)	—
Other	1.0	1.1	(1.1)
Decrease (increase) in valuation allowance	—	(0.7)	(0.2)
Total benefit (provision) for income taxes	(36.2)	(38.2)	(38.9)

The temporary differences, which give rise to deferred tax assets and liabilities as of December 31, 2010 and 2009, are as follows:

	As of December 31,
	2010	2009
	(In thousands)
Deferred tax assets:
Unrealized losses on investments	$9,595	$9,595
Accrued expenses	255,273	174,982
Stock compensation	17,683	9,109
Deferred revenue	56,324	43,328
State taxes net of federal effect	17,941	5,250
Total deferred tax assets	356,816	242,264
Valuation allowance	(15,784)	(9,891)
Deferred tax asset after valuation allowance	341,032	232,373

Deferred tax liabilities:
Depreciation and amortization	(681,018)	(413,541)
Total deferred tax liabilities	(681,018)	(413,541)
Net deferred tax asset (liability)	$(339,986)	$(181,168)

Current portion of net deferred tax asset (liability)	281,957	189,058
Noncurrent portion of net deferred tax asset (liability)	(621,943)	(370,226)
Total net deferred tax asset (liability)	$(339,986)	$(181,168)

Accounting for Uncertainty in Income Taxes

In addition to filing federal income tax returns, we and one or more of our subsidiaries file income tax returns in all states that impose an income tax and a small number of foreign jurisdictions where we have immaterial operations. We are subject to U.S. federal, state and local income tax examinations by tax authorities for the years beginning in 1996 due to the carryover of previously incurred net operating losses. As of December 31, 2010, no taxing authority has proposed any significant adjustments to our tax positions. We have no significant current tax examinations in process.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows (in thousands):

	For the Years Ended December 31,
Unrecognized tax benefit	2010	2009	2008
	(In thousands)
Balance as of beginning period	$199,172	$201,271	$17,593
Additions based on tax positions related to the current year	7,382	7,952	37,583
Additions based on tax positions related to prior years	11,507	4,072	182,880
Reductions based on tax positions related to prior years	(43,141)	(6,042)	(36,785)
Reductions based on tax positions related to settlements with taxing authorities	(493)	(5,899)	—
Reductions based on tax positions related to the lapse of the statute of limitations	(4,201)	(2,182)	—
Balance as of end of period	$170,226	$199,172	$201,271

We have $161 million in unrecognized tax benefits that, if recognized, could favorably affect our effective tax rate. We do not expect any portion of this amount to be paid or settled within the next twelve months.

Accrued interest and penalties on uncertain tax positions are recorded as a component of “Other, net” on our Consolidated Statements of Operations and Comprehensive Income (Loss).  During the year ended December 31, 2010, we recorded $4 million in interest and penalty benefit to earnings.  During the years ended December 31, 2009 and 2008, we recorded $8 million and $5 million in interest and penalty expense to earnings, respectively.  Accrued interest and penalties were $11 million and $15 million at December 31, 2010 and 2009, respectively.  The above table excludes these amounts.